EXHIBIT 99.1

Unrivaled Brands Releases Presentation Titled “Unrivaled: About Us”

Company Reveals New Ethos and Progress of its Strategic Restructuring Under New Management

SANTA ANA, Calif., April 27, 2023 (GLOBE NEWSWIRE) -- Unrivaled Brands, Inc. (OTCQB: UNRV) ("Unrivaled" or the "Company"), a cannabis company with operations throughout California, today released a presentation entitled “Unrivaled: About Us.” The presentation includes information regarding the new management team, a summary of restructuring efforts undertaken, go-forward initiatives, and a synopsis of company values and assets.

Sabas Carrillo, Unrivaled’s Chief Executive Officer, stated, “It’s time that we more formally introduce ourselves as a team and detail how we seek to operate with values and culture first. We also wanted to provide additional color on changes we’ve made, the Company’s assets, and where we see opportunity. Our operations and growth playbook prioritizes experienced leadership at every level of the organization to execute our unique culture-driven vision to optimize our core business assets.”

Unrivaled is pleased to share “Unrivaled: About Us” as of April 26, 2023 which can be viewed here.

About Unrivaled Brands

Unrivaled Brands is a cannabis company with operations in California. Unrivaled Brands operates four dispensaries and direct-to-consumer delivery, a cultivation facility, and the Korova brand, known for its high potency products across multiple product categories, currently available in California, Oregon, Arizona, and Oklahoma.

For more info, please visit: https://unrivaledbrands.com.

Cautionary Language Concerning Forward-Looking Statements

Certain statements contained in this communication regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding management's intentions, plans, beliefs, expectations, or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. The Company uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on the Company’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors.

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New factors emerge from time-to-time and it is not possible for the Company to predict all such factors, nor can the Company assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks, as well as other risks associated with the combination, will be more fully discussed in the Company’s reports with the SEC. Additional risks and uncertainties are identified and discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. Forward-looking statements included in this release are based on information available to the Company as of the date of this release. The Company undertakes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this release.

Contact:

Jason Assad

LR Advisors LLC.

jassad@unrivaledbrands.com

678-570-6791

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